Exhibit 10.4

FIFTH AMENDMENT

Dated as of September 28, 2011

TO CREDIT AGREEMENT

Dated as of February 16, 2007

among

BRIGHTPOINT, INC.

and

CERTAIN OF ITS SUBSIDIARIES IDENTIFIED HEREIN,

as the Borrowers,

CERTAIN OF ITS SUBSIDIARIES IDENTIFIED HEREIN,

as the Guarantors,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender and L/C Issuer

and

THE OTHER LENDERS PARTY HERETO

Arranged By:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

as Sole Lead Arranger and Sole Book Manager

FIFTH AMENDMENT

THIS FIFTH AMENDMENT (this “Amendment”) dated as of September 28, 2011 to the Credit Agreement referenced below is by and among BRIGHTPOINT, INC., an Indiana corporation (the “Parent”), BRIGHTPOINT NORTH AMERICA L.P., a Delaware limited partnership (“Bright North America”), BRIGHTPOINT HOLDINGS B.V., a Netherlands company (“Bright Netherlands”), BRIGHTPOINT AUSTRALIA PTY. LTD., an Australian company (“Bright Australia”), BRIGHTPOINT EUROPE ApS, a Danish company (“Bright Denmark”; together with the Parent, Bright North America, Bright Netherlands and Bright Australia, collectively, the “Borrowers”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrowers pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of February 16, 2007 among the Borrowers, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent;

WHEREAS, the Borrowers have requested certain modifications to the Credit Agreement; and

WHEREAS, all of the Lenders have approved the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Increase in Aggregate Revolving Commitments. The Aggregate Revolving Commitments are increased to $500,000,000. The Revolving Commitment of each Lender as of the date hereof is amended to equal the amount set forth opposite such Lender’s name on Schedule 2.01 of the Credit Agreement attached hereto as Exhibit A. Immediately after giving effect to the increase of the Aggregate Revolving Commitments and the amendment of the amount of each Lender’s Revolving Commitment as set forth on Schedule 2.01 of the Credit Agreement attached hereto as Exhibit A, each Lender (including each New Lender) is deemed to have purchased from (x) each L/C Issuer a risk participation in each outstanding Letter of Credit issued by such L/C Issuer in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Letter of Credit and (y) each Swing Line Lender a risk participation in each outstanding Swing Line Loan made by such Swing Line Lender in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Swing Line Loan.

3. Amendments to Credit Agreement.

3.1 The definition of “Aggregate Revolving Commitments” in Section 1.01 is amended to read as follows:

“Aggregate Revolving Commitments” means the Revolving Commitments of all the Lenders. The amount of the Aggregate Revolving Commitments in effect on the effective date of the Fifth Amendment to this Agreement is FIVE HUNDRED MILLION US DOLLARS (US$500,000,000).

3.2 The pricing grid in the definition of “Applicable Rate” in Section 1.01 is amended to read as follows:

Pricing Tier	Consolidated Leverage Ratio	Commitment Fee	Letter of Credit Fee	Eurocurrency Rate Loans and BBR Rate Loans	Base Rate Loans
1	< 1.00:1.0	0.25%	2.00%	2.00%	1.00%
2	> 1.00:1.0 but < 1.50:1.0	0.30%	2.25%	2.25%	1.25%
3	> 1.50:1.0 but < 2.00:1.0	0.35%	2.50%	2.50%	1.50%
4	> 2.00:1.0 but < 2.50:1.0	0.40%	2.75%	2.75%	1.75%
5	> 2.50:1.0	0.40%	3.00%	3.00%	2.00%

3.3 The definition of “Maturity Date” in Section 1.01 is amended to read as follows:

“Maturity Date” means September 28, 2016; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

3.4 In the last sentence of the definition of “Permitted Intercompany Investments” in Section 1.01 the “and” after clause (x) is deleted and replaced with “,” and the following is added to the end of such sentence:

and (z) any Investment made after the effective date of the Fifth Amendment to this Agreement in a Subsidiary that is not a Wholly Owned Subsidiary shall not be a Permitted Intercompany Investment.

3.5 In the last sentence of the definition of “Permitted Intercompany Transfers” in Section 1.01 the following is added to the end of such sentence:

and any sale, transfer or other disposition of any property made after the effective date of the Fifth Amendment to this Agreement to a Subsidiary that is not a Wholly Owned Subsidiary shall not be a Permitted Intercompany Transfer.

3.6 The definition of “Receivables Financing Amount” in Section 1.01 is amended to read as follows:

“Receivables Financing Amount” means the sum of (a) the maximum amount of credit available under Permitted Securitization Transactions and Permitted Recourse Factoring Transactions plus (b) the aggregate net book value of all of the accounts receivable subject to and actually sold pursuant to Permitted Non-Recourse Factoring Transactions.

3.7 In Section 8.02 the “and” after clause (m) is deleted, clause (n) is renumbered as clause (o) and a new clause (n) is added to read as follows:

(n) Investments in joint ventures in an amount not to exceed US$30 million in the aggregate at any one time outstanding; and

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3.8 Section 8.03(j) is amended to read as follows:

(j) Indebtedness of Foreign Subsidiaries (other than Foreign Borrowers) arising under Receivables Financings, provided that the Receivables Financing Amount shall not exceed US$250 million in the aggregate at any time;

3.9 The following is added to the end of clause (b)(ii) of Section 8.04:

(and if a Domestic Guarantor that is a Wholly Owned Subsidiary is a party thereto, then (x) a Domestic Guarantor that is a Wholly Owned Subsidiary shall be the continuing or surviving Person or (y) such transaction shall be permitted by Section 8.02(n))

3.10 The following is added to the end of clause (c)(ii) of Section 8.04:

(and if a Foreign Guarantor that is a Wholly Owned Subsidiary is a party thereto, then (x) a Foreign Guarantor that is a Wholly Owned Subsidiary shall be the continuing or surviving Person or (y) such transaction shall be permitted by Section 8.02(n))

3.11 Section 8.05(b) is amended to read as follows:

(b) Permitted Factoring Transactions, provided (i) one hundred percent (100%) of the consideration paid in connection therewith shall be cash or Cash Equivalents paid contemporaneous with consummation of the transaction (other than any portion of the consideration that is held back by the purchaser) and (ii) the Receivables Financing Amount shall not exceed US$250 million in the aggregate at any time; and

3.12 Section 8.14 is amended to read as follows:

Notwithstanding any other provisions of this Agreement to the contrary, (a) permit any Person (other than the Parent or any Wholly Owned Subsidiary) to own any Equity Interests of any Subsidiary, except (i) to qualify directors where required by applicable law or to satisfy other requirements of applicable law with respect to the ownership of Equity Interests of Foreign Subsidiaries, (ii) as set forth on Schedule 6.13 with respect to (A) Brightpoint Zimbabwe (Private) Limited and (B) S2F Worldwide, LLC and (iii) joint ventures permitted by Section 8.02(n) or (b) permit any Subsidiary that is directly owned by a Domestic Loan Party to issue or have outstanding any shares of preferred Equity Interests other than shares of preferred Equity Interests issued to a Domestic Loan Party.

3.13 A new paragraph is inserted at the end of Section 10.10 to read as follows:

Notwithstanding any contrary provision of any Collateral Document executed by a Foreign Loan Party, if any Collateral of a Foreign Loan Party shall be sold, transferred or otherwise disposed of by any Foreign Loan Party in a transaction permitted hereunder, then the Administrative Agent, at the request and sole expense of such Foreign Loan Party, shall promptly execute and deliver to such Foreign Loan Party (or to such other Person as such Foreign Loan Party shall request) all releases, confirmations of consent and other documents, and take such other action, reasonably necessary for (x) the release of the Liens created by such Collateral Documents on such Collateral and (y) the confirmation of the consent by the Lenders to such transaction.

4. Conditions Precedent. This Amendment shall become effective as of the date hereof upon satisfaction of each of the conditions precedent set forth on Exhibit B to this Amendment in a manner satisfactory to the Administrative Agent and each Lender. Without limiting the generality of the

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provisions of Section 10.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed closing date of this Amendment specifying its objection thereto.

5. Post-Closing Condition. If required, each Loan Party shall cause any security document, instrument or agreement to be executed or delivered by a Foreign Loan Party in accordance with the terms of the Credit Agreement or other applicable Loan Document (including any amendment and ratification of existing security agreements) to be registered with, recorded or executed in front of any public notary or applicable public official or office as soon as practical but in any event within fourteen (14) days of the date hereof (or such long time as the Administrative Agent may agree in its sole discretion).

6. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

7. Reaffirmation of Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment, (a) each of the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are be true and correct as of such earlier date, and (b) no Default exists.

8. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

9. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

10. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

11. Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

12. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fifth Amendment to be duly executed and delivered as of the date first above written.

DOMESTIC BORROWERS:	BRIGHTPOINT, INC., an Indiana corporation

	By:	/s/ Vincent Donargo
	Name:	Vincent Donargo
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

BRIGHTPOINT NORTH AMERICA L.P., a Delaware limited partnership

By:	BRIGHTPOINT NORTH AMERICA, INC., an Indiana corporation, its general partner

By:	/s/ Vincent Donargo
Name:	Vincent Donargo
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGES FOLLOW]

FOREIGN BORROWERS:	BRIGHTPOINT HOLDINGS B.V., a Netherlands company

	By:	/s/ Craig M. Carpenter
	Name:	Craig M. Carpenter
	Title:	Managing Director A

	By:	/s/ N.I.I.M Wolthuis-Geeraedis
	Name:	Intertrust (Netherlands) B.V.
	Title:	Managing Director B Amsterdam, the Netherlands

	By:	/s/ D.A de Vries
	Name: Title:	Intertrust (Netherlands) B.V. Managing Director B Amsterdam, the Netherlands

BRIGHTPOINT EUROPE ApS, a Danish company

	By:	/s/ Craig M. Carpenter
	Name:	Craig M. Carpenter
	Title:	Director

	By:	/s/ Vincent Donargo
	Name:	Vincent Donargo
	Title:	Director

EXECUTED by BRIGHTPOINT AUSTRALIA PTY LTD in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:

/s/ Craig M. Carpenter

Signature of director

Craig M. Carpenter

Name of director (block letters)

) ) ) ) ) ) ) ) ) ) ) )	/s/ Vincent Donargo Signature of director Vincent Donargo Name of director (block letters)

[SIGNATURE PAGES FOLLOW]

DOMESTIC GUARANTORS:

2601 METROPOLIS CORP., an Indiana corporation

BRIGHTPOINT GLOBAL HOLDINGS II, INC., an Indiana corporation

BRIGHTPOINT INTERNATIONAL LTD., a Delaware corporation

BRIGHTPOINT NORTH AMERICA, INC., an Indiana corporation

BRIGHTPOINT LATIN AMERICA, INC., an Indiana corporation

BRIGHTPOINT THAILAND, INC., an Indiana corporation

WIRELESS FULFILLMENT SERVICES HOLDINGS, INC.,

a Delaware corporation

	By:	/s/ Vincent Donargo
	Name:	Vincent Donargo
	Title:	Executive Vice President, Chief Financial Officer and Treasurer of each of the foregoing

BPGH LLC, an Indiana limited liability company

	By:	BRIGHTPOINT INTERNATIONAL LTD., a Delaware corporation, its sole member

		By:	/s/ Vincent Donargo
		Name:	Vincent Donargo
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

BRIGHTPOINT SERVICES, LLC, an Indiana limited liability company

	By:	BRIGHTPOINT, INC., an Indiana corporation, its sole member

		By:	/s/ Vincent Donargo
		Name:	Vincent Donargo
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

WIRELESS FULFILLMENT SERVICES LLC, a California limited liability company

	By:	BRIGHTPOINT, INC., an Indiana corporation, its Manager

		By:	/s/ Vincent Donargo
		Name:	Vincent Donargo
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGES FOLLOW]

BRIGHTPOINT DISTRIBUTION LLC, an Indiana limited liability company

By:	BRIGHTPOINT NORTH AMERICA L.P., a Delaware limited partnership, its sole member

	By:	BRIGHTPOINT NORTH AMERICA, INC., an Indiana corporation, its general partner

	By:	/s/ Vincent Donargo
Name: Vincent Donargo Title: Executive Vice President, Chief Financial Officer and Treasurer

ACTIFY LLC, an Indiana limited liability company

By:	/s/ Vincent Donargo
Name:	Vincent Donargo
Title:	Executive Vice President, Chief Financial Officer and Treasurer

501 AIRTECH PARKWAY LLC, an Indiana limited liability company

By:	/s/ Vincent Donargo
Name:	Vincent Donargo
Title:	Executive Vice President, Chief Financial Officer and Treasurer

S2F WORLDWIDE, LLC, an Indiana limited liability company

By:	/s/ Vincent Donargo
Name:	Vincent Donargo
Title:	Executive Vice President, Chief Financial Officer and Treasurer

BRIGHTPOINT ALLPOINTS LLC, an Indiana limited liability company

By:	/s/ Vincent Donargo
Name:	Vincent Donargo
Title:	Executive Vice President, Chief Financial Officer and Treasurer

TOUCHSTONE ACQUISITION LLC an Indiana limited liability company

By:	/s/ Vincent Donargo
Name:	Vincent Donargo
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGES FOLLOW]

TOUCHSTONE WIRELESS REPAIR AND LOGISTICS LP, a Pennsylvania limited partnership

By:	TOUCHSTONE ACQUISITION LLC, an Indiana limited liability company, its general partner

	By:	/s/ Craig M. Carpenter
Name: Craig M. Carpenter Title: Executive Vice President and Secretary

BRIGHTPOINT DEVICE ENGINEERING SERVICES LLC, an Indiana limited liability company

By:	/s/ Craig M. Carpenter
Name:	Craig M Carpenter
Title:	Executive Vice President and Secretary

[SIGNATURE PAGES FOLLOW]

FOREIGN GUARANTORS:	BRIGHTPOINT GERMANY GMBH, a company formed under the laws of Germany

	By:	/s/ Craig M. Carpenter
Name: Craig M. Carpenter Title: Managing Director

	By:	/s/ Vincent Donargo
Name: Vincent Donargo Title: Managing Director

BRIGHTPOINT DENMARK A/S, a company formed under the laws of Denmark

	By:	/s/ Craig M. Carpenter
Name: Craig M. Carpenter Title: Director

	By:	/s/ Vincent Donargo
Name: Vincent Donargo Title: Director

BRIGHTPOINT NETHERLANDS B.V., a company formed under the laws of The Netherlands

	By:	/s/ Craig M. Carpenter
Name: Craig M. Carpenter Title: Director

BRIGHTPOINT EUROPCO B.V., a company formed under the laws of The Netherlands

	By:	/s/ Craig M. Carpenter
Name: Craig M. Carpenter Title: Managing Director A

	By:	/s/ N.I.I.M Wolthuis-Geeraedis
Name: Intertrust (Netherlands) B.V. Title: Managing Director B Amsterdam, the Netherlands

	By:	/s/ D.A de Vries
Name: Intertrust (Netherlands) B.V. Title: Managing Director B

[SIGNATURE PAGES FOLLOW]

The Common Seal of BRIGHTPOINT SINGAPORE PTE. LTD. was affixed to this deed in the presence of:

/s/ Lim Oon Teik Eugene

Lim Oon Teik Eugene

Director

/s/ Gerard Anthony Cordeiro

Gerard Anthony Cordeiro

Director/Secretary

) ) ) ) ) ) ) ) ) ) ) )

I, Ranjeet Singh, a Notary Public of Singapore practicing in the Republic of Singapore hereby certify that on the 28th day of September 2011 the Common Seal of BRIGHTPOINT SINGAPORE PTE LTD was duly affixed to the within written instrument at Singapore in my presence in accordance with the regulations of the said Company (which regulations have been produced and shown to me).

Witness my hand

Witnessed By

/s/ Ranjeet Singh

Ranjeet Singh

Notary Public Singapore

[SIGNATURE PAGES FOLLOW]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Lillana Claar
Name: Lillana Claar Title: Vice President

DANISH SWING LINE LENDER:	BANC OF AMERICA SECURITIES LIMITED

	By:	/s/ Johanna Hartikainen
Name: Johanna Hartikainen Title: Director; Credit Senior Officer

AUSTRALIAN SWING LINE LENDER:	BANK OF AMERICA, N.A., SYDNEY BRANCH, as Australian Swing Line Lender

	By:	/s/ Charles Wenmohs
Name: Charles Wenmohs Title: Director

L/C ISSUER:	THE ROYAL BANK OF SCOTLAND N.V.

	By:	/s/ Alex Daw
Name: Alex Daw Title: Director

[SIGNATURE PAGES FOLLOW]

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer, Domestic Swing Line Lender and as an International Swing Line Lender

	By:	/s/ Debra E. Delvecchio
Name: Debra E. Delvecchio Title: Managing Director

DNB NOR BANK ASA

	By:	/s/ Philip F. Kurpiewski
Name: Philip F. Kurpiewski
Title: Senior Vice President

	By:	/s/ Pal Boger
Name: Pal Boger Title: Vice President

FIFTH THIRD BANK

	By:	/s/ Michael Gifford
Name: Michael Gifford Title: Vice President

NORDEA BANK FINLAND PLC, New York Branch 437 Madison Avenue, New York, NY 10022 September 26, 2011

	By:	/s/ Mogens R. Jensen
Name: Mogens R. Jensen Title: Senior Vice President

	By:	/s/ Gerald Chelius
Name: Gerald Chelius Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as an International Swing Line Lender

	By:	/s/ Richard Ellis
Name: Richard Ellis Title: Executive Vice President, Market Leader

BNP PARIBAS

	By:	/s/ Mathew Harvey
Name: Mathew Harvey Title: Managing Director

By:	/s/ William Davidson
Name: William Davidson Title: Managing Director

REGIONS BANK

By:	/s/ Sam Maxwell
Name: Sam Maxwell Title: Vice President

[SIGNATURE PAGES FOLLOW]

COMPASS BANK

By:	/s/ Darren Abrams
Name: Darren Abrams Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Omayra Laucella
Name: Omayra Laucella Title: Vice President

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington Title: Director

US BANK NATIONAL ASSOCIATION

By:	/s/ Michael P. Dickman
Name: Michael P. Dickman Title: Vice President

THE HUNTINGTON NATIONAL BANK

By:	/s/ Josh Elsea
Name: Josh Elsea Title: Vice President – Large Corporate Banking

THE ROYAL BANK OF SCOTLAND PLC, as a Lender and as an International Swing Line Lender

By:	/s/ Matthew Pennachio
Name: Matthew Pennachio Title: Vice President

EXHIBIT A

Schedule 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Revolving Commitment	Applicable Percentage
Bank of America, N.A.	$56,750,000.00	11.350000000%
The Royal Bank of Scotland plc	$56,750,000.00	11.350000000%
DNB NOR Bank ASA	$56,750,000.00	11.350000000%
Nordea Bank Finland Plc	$56,750,000.00	11.350000000%
Fifth Third Bank	$46,000,000.00	9.200000000%
PNC Bank, National Association	$40,000,000.00	8.000000000%
Compass Bank	$37,000,000.00	7.400000000%
BNP Paribas	$35,000,000.00	7.000000000%
Regions Bank	$35,000,000.00	7.000000000%
US Bank National Association	$35,000,000.00	7.000000000%
Deutsche Bank AG New York Branch	$25,000,000.00	5.000000000%
The Huntington National Bank	$20,000,000.00	4.000000000%

Total	$500,000,000	100.00000000%

EXHIBIT B

CONDITIONS PRECEDENT

1. Amendment. The Administrative Agent shall have received counterparts of this Amendment executed by the Borrowers, the Guarantors, the Lenders and the Administrative Agent.

2. [Reserved].

3. Domestic Mortgage. The Administrative Agent shall have received (a) an amendment to each mortgage, deed of trust, deed to secure debt or similar instrument that secures the Obligations, (b) such endorsements to the title insurance policy related to such mortgage, deed of trust, deed to secure debt or similar instrument and (c) local counsel legal opinions, each in form and substance reasonably satisfactory to the Administrative Agent.

4. Foreign Security Documents. The Administrative Agent shall have received such security documents (including amendments and ratifications of existing security agreements) reasonably requested by the Administrative Agent to create, perfect or maintain Liens in the Collateral of each Foreign Loan Party.

5. Opinions of Counsel. The Administrative Agent shall have received opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the date hereof.

6. Organization Documents, Resolutions, Etc.

(a) The Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Domestic Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer of such Domestic Loan Party authorized to act as a Responsible Officer in connection with this Amendment.

(b) The Administrative Agent shall have received from each Foreign Loan Party such Organization Documents, resolutions, incumbency certificates and other customary certificates as the Administrative Agent may reasonably request.

7. Fees. Receipt by the Administrative Agent, the Lenders and Merrill Lynch, Pierce, Fenner & Smith Incorporated, in its capacity as sole lead arranger for this Amendment, of all fees required to be paid on or before the date hereof.

8. Attorney Costs. Unless waived by the Administrative Agent, the Parent shall have paid all reasonable and properly documented fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent incurred and invoiced prior to or on the date hereof.